Exhibit 10.4

SECOND AMENDMENT TO LOAN AGREEMENT

This SECOND AMENDMENT (the “Second Amendment”), dated as of July 22, 2004, to the Loan Agreement (the “Loan Agreement”) dated as of July 30, 2003, among CORAUTUS GENETICS INC., a Delaware corporation (“Parent”), and its wholly-owned subsidiary, VASCULAR GENETICS INC., a Delaware corporation (“VGI” and, together with the Parent, the “Issuers”), and BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the “Purchaser” and, together with the Issuers, the “Parties”).

WHEREAS, pursuant to the Investment Agreement dated July 30, 2003, between Parent and Purchaser (the “Investment Agreement”), Parent and Purchaser agreed, subject to the conditions set forth therein, to enter into a Loan Agreement, an Investor Rights Agreement, a Development Agreement (the “Development Agreement”), a Distribution Agreement and a Patent Sublicense Agreement;

WHEREAS, the Purchaser agreed to fund in part the Issuers’ research and development and clinical trials conducted in accordance with the Development Agreement by subscribing for, subject to terms and conditions of the Loan Agreement, senior convertible promissory notes of the Issuers (each, a “Note”);

WHEREAS, the Loan Agreement provided that the Purchaser’s willingness to subscribe for the Notes is conditioned upon, among other matters, the satisfaction of Milestones (as defined in the Loan Agreement);

WHEREAS, pursuant to the First Amendment to the Loan Agreement dated as of December 29, 2003 (“First Amendment”), the Purchaser agreed to modify its commitment under the Loan Agreement from up to three Notes (each in the amount of $5,000,000) to up to four Notes (two in the amount of $2,500,000 and two in the amount of $5,000,000), with the obligation of the Purchaser to subscribe to the Notes continuing to be subject to the Loan Agreement as amended by the First Amendment;

WHEREAS, under the Loan Agreement as amended by the First Amendment, satisfaction by Issuers of a Milestone is a condition to the second Note in the amount of $2,500,000 and each of the Notes in the amount of $5,000,000; and

WHEREAS, the Parties have agreed to modify Milestone I to extend the date thereof by the period of six (6) months; and

WHEREAS, the Parties have also agreed to clarify that the intent of the First Amendment was to enable the Issuers to issue one Note in the amount of $2,500,000 before satisfaction of Milestone I, and that accordingly, satisfaction by the Issuers of Milestone I shall be a condition only to the issuance of the second Note in the amount of $2,500,000 (assuming that the other conditions to such issuance are also satisfied); and

WHEREAS, capitalized terms that are not defined in this Second Amendment shall have the meanings assigned to such terms in the Loan Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations and warranties, agreements and covenants hereinafter set forth, the Parties hereby agree as follows:

1. The definition of “Milestone I” set forth in Article I, Section 1.01 of the Loan Agreement, shall be deleted and replaced with the following:

“Milestone I” means the initiation of a Phase IIb clinical trial for the Product not later than December 31, 2004.

2. The Issuers shall be entitled to apply satisfaction of Milestone I only to the issuance of the second Note in the amount of $2,500,000 (assuming that the other conditions to such issuance are also satisfied), and not to the issuance of a Note in the amount of $5,000,000.

3. All provisions of the Loan Agreement as amended by the First Amendment and as further specifically amended by this Second Amendment are hereby in all respects ratified and confirmed.

4. This Second Amendment may be signed in one or more counterparts, which when taken together shall constitute one and the same Second Amendment.

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CORAUTUS GENETICS INC.
as Issuer

By:	/s/ Richard E. Otto
Richard E. Otto
President and Chief Executive Officer

VASCULAR GENETICS INC.
as Issuer

By:	/s/ Richard E. Otto
Richard E. Otto
President and Chief Executive Officer

BOSTON SCIENTIFIC CORPORATION
as Purchaser

By:	/s/ Lawrence C. Best
Lawrence C. Best
Senior Vice President and Chief Financial Officer